UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2007

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33395	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Senior Notes. On March 22, 2007, Centene Corporation (the “Company”) entered into an indenture (the “Indenture”) with The Bank of New York Trust Company, N.A., as trustee, under which the Company issued $175,000,000 aggregate principal amount at maturity of its 7 ¼% Senior Notes due 2014 (the “Notes”). The Notes were sold in private placement transactions, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from registration requirements.

The Company used a portion of the net proceeds from the offering to refinance approximately $150.0 million of its existing indebtedness which was outstanding under its revolving credit facility. The additional proceeds will be used for general corporate purposes.

The Notes will mature on April 1, 2014. Interest on the Notes is payable on April 1 and October 1 of each year, beginning on October 1, 2007. At any time prior to April 1, 2011, the Company may redeem all or any portion of the Notes at a redemption price equal to the greater of: (x) 100% of the principal amount of the Notes to be redeemed, and (y) the sum of the present values of the redemption price of the Notes at April 1, 2011 and the remaining scheduled payments of interest from the redemption date through April 1, 2011, but excluding accrued and unpaid interest through the redemption date, discounted to the redemption date, at the treasury rate plus 50 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date. The Company may redeem some of or all the Notes at any time on or after April 1, 2011 at redemption prices of 103.625% and 101.813% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on April 1 of the years 2011 and 2012, respectively, and at a redemption price of 100% of the principal amount thereof on and after April 1, 2013, in each case plus accrued and unpaid interest, if any, to the redemption date. In addition, prior to April 1, 2010, the Company may redeem up to 35% of the Notes with the proceeds from certain equity offerings at a redemption price of 107.250% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the redemption date, provided that at least 65% of the aggregate principal amount of the Notes remains outstanding.

If the Company experiences specific kinds of changes of control, it will be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest. If the Company sells certain assets and does not reinvest the net proceeds or repays senior debt in compliance with the indenture, it must offer to repurchase the Notes at 100% of their principal amount, plus accrued and unpaid interest, with such proceeds.

The Notes are unsecured senior obligations of the Company and will rank equally in right of payment with all its existing and future unsecured senior indebtedness. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness.

The Indenture includes covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: incur additional indebtedness and issue preferred stock, pay dividends or make other distributions, make other restricted payments and investments, sell assets, including capital stock of restricted subsidiaries, create certain liens, enter into sale and leaseback transactions, incur restrictions on the ability of restricted subsidiaries to pay dividends or make other payments, in the case of our subsidiaries, guarantee indebtedness, engage in transactions with affiliates, create unrestricted subsidiaries, and merge or consolidate with other entities. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Indentures will allow either the trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the form of note attached thereto), a copy of which is included as Exhibit 4.1 hereto and incorporated herein by reference.

Registration Rights Agreement. Pursuant to a Registration Rights Agreement dated March 22, 2007 among the Company and the initial purchasers relating to the Notes (the “Registration Rights Agreement”), the Company is obligated to file and use its commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by the Company and that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially identical terms as the Notes. The Registration Rights Agreement provides that if the Company is not able to effect the applicable exchange offer, the Company will file with the SEC and use its commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resales of the Notes. Pursuant to the Registration Rights Agreement, the Company will be obligated to pay additional interest on the Notes in certain instances, including if it does not file a registration statement with respect to an offer to exchange the Notes within 90 calendar days; such registration statement with respect to an offer to exchange the Notes is not declared effective within 180 calendar days; the offer to exchange the Notes is not consummated within 45 business days after the effectiveness of the registration statement with respect to the offer to exchange the Notes; a shelf registration statement is not filed or declared effective when required, a registration statement is declared effective as required but thereafter fails to remain effective or useable for more than 30 calendar days. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the agreement, a copy of which is included as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided above under “Senior Notes” in response to Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description of Exhibit
4.1	Indenture for the 7 ¼% Senior Notes due 2014 dated March 22, 2007 among Centene Corporation and The Bank of New York Trust Company, N.A., as trustee.
10.1
Registration Rights Agreement for the 7 ¼% Senior Notes due 2014 dated as of March 22, 2007, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Allen & Company LLC and Goldman, Sachs & Co., as initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION
(Registrant)
Date: March 23, 2007	By:	/s/ J. PER BRODIN
J. PER BRODIN
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Indenture for the 7 ¼% Senior Notes due 2014 dated March 22, 2007 among Centene Corporation and The Bank of New York Trust Company, N.A., as trustee.
10.1
Registration Rights Agreement for the 7 ¼% Senior Notes due 2014 dated as of March 22, 2007, among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Allen & Company LLC and Goldman, Sachs & Co., as initial purchasers.